UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by Registrant ☒
Filed by Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

JF CHINA REGION FUND, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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JF CHINA REGION FUND, INC.

J.P. Morgan Investor Services Co.
1 Beacon Street, 18th Floor
Boston, Massachusetts 02108, USA

April 3, 2009

Dear Stockholder:

I have pleasure in enclosing the Notice of Annual Meeting of Stockholders of the JF China Region Fund, Inc. (the “Fund”) which will be held at the offices of JPMorgan Asset Management, 245 Park Avenue, New York, New York 10167, on Thursday, May 14, 2009 at 10.00 a.m.

I strongly urge you to read the enclosed Notice and Proxy Statement, vote, sign and return the proxy card in the postage-paid envelope provided.

My fellow directors and I wish to extend to you an invitation to attend this year’s Annual Meeting of Stockholders, and very much look forward to meeting with you.

Yours faithfully,

The Rt. Hon. The Earl of Cromer
Chairman

JF CHINA REGION FUND, INC.

J.P. Morgan Investor Services Co.
1 Beacon Street, 18th Floor
Boston, Massachusetts 02108, USA

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 14, 2009

To the Stockholders:

Notice is hereby given that the Annual Meeting of Stockholders (the “Meeting”) of JF China Region Fund, Inc. (the “Fund”) will be held at the offices of JPMorgan Asset Management, 245 Park Avenue, New York, New York 10167, on Thursday, May 14, 2009, at 10:00 a.m., and at any adjournments or postponements thereof, for the following purposes:

(1)	to elect two Directors of the Fund, to hold office for the term indicated and until their successors shall have been elected and qualified; and

(2)	to consider and act upon such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Thursday, March 19, 2009 was fixed by the Board of Directors as the record date for determination of stockholders entitled to notice of, and to vote at, the Meeting or any adjournments or postponements thereof.

BY ORDER OF THE BOARD OF DIRECTORS

Christopher D. Legg
Secretary

Boston, Massachusetts
April 3, 2009

YOUR VOTE IS IMPORTANT
Whether or not you plan to attend the Fund’s Annual Meeting, please execute and return the enclosed proxy promptly in the postage-paid envelope provided.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE SHAREHOLDER MEETING TO BE HELD ON MAY 14, 2009

The Fund’s Notice of Annual Meeting of Shareholders, proxy statement and form of proxy are available on the Internet at http://www.jpmorganassetmanagement.co.uk/sites/jfchinaregion/proxystatement.pdf

JF CHINA REGION FUND, INC.

J.P. Morgan Investor Services Co.
1 Beacon Street, 18th Floor
Boston, Massachusetts 02108, USA

PROXY STATEMENT

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of JF China Region Fund, Inc. (the “Fund”) of proxies to be voted at the Annual Meeting of Stockholders (the “Meeting”) of the Fund to be held at the offices of JPMorgan Asset Management, 245 Park Avenue, New York, New York 10167, on Thursday, May 14, 2009, at 10:00 a.m., and at any adjournments or postponements thereof, for the following purposes:

(1)	to elect two Directors of the Fund, to hold office for the term indicated and until their successors shall have been elected and qualified; and

(2)	to consider and act upon such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The enclosed proxy and this Proxy Statement are first being sent to the Fund’s stockholders on or about April 3, 2009.

THE FUND WILL FURNISH, WITHOUT CHARGE, COPIES OF THE ANNUAL REPORT TO STOCKHOLDERS UPON REQUEST. REQUESTS FOR COPIES OF SUCH REPORTS SHOULD BE DIRECTED TO:

Computershare Trust Company, N.A.
P.O. Box 43010
Providence, Rhode Island 02940-3010, USA
800-426-5523
www.computershare.com

The cost of soliciting proxies and preparing the proxy materials will be borne by the Fund. The Fund will request securities brokers, custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of stock held of record and will reimburse them for their reasonable out-of-pocket expenses in forwarding such solicitation material. In addition, proxies may be solicited personally or by telephone or facsimile by directors, officers and employees of the Fund without additional compensation to them.

The Board of Directors has selected Helen Robichaud to act as proxy with full power of substitution. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, shares represented by the proxies will be voted “FOR” each proposal. Any proxy may be revoked at any time prior to the exercise thereof by submitting another proxy bearing a later date or by giving written notice to the Secretary of the Fund at the Boston, Massachusetts address indicated above or by voting in person at the Meeting.

The Board of Directors has fixed the close of business on March 19, 2009 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any adjournments or postponements thereof. At that date, there were outstanding and entitled to vote 6,447,637 shares of Common Stock, par value $0.01 per share. Stockholders of the Fund on that date will be entitled to one vote on each matter to be voted for each share held (and one such vote for each director to be elected for each share held), with no shares having cumulative voting rights. Abstentions and “broker non-votes” (as defined below) are counted for purposes of determining whether a quorum is present for purposes of convening the Meeting. “Broker non-votes” are shares held by a broker or nominee for which an executed proxy is received by the Fund but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power. Abstentions and broker non-votes will not be counted as “votes cast” on any proposal, and abstentions and broker non-votes will have no effect on the result of the votes related to Proposal 1.

The principal executive offices of the Fund are located at J.P. Morgan Investor Services Co., 1 Beacon Street, 18th Floor, Boston, Massachusetts 02108, USA.

OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND OFFICERS

The Fund does not have information concerning the beneficial ownership of shares held in the names of Depository Trust Company Participants as of March 11, 2009. However, to the knowledge of the Fund, the following were the record owner or beneficial owner of 5% or more of the outstanding shares of the Fund as of that date.

Title of Class	Name and Address	Number of Shares and Nature of Ownership	Percent of Class
Common Stock	CEDE & Co. c/o Depository Trust Company Box 20 New York, New York 10004-9998	6,366,206	98.74%[1]

Common Stock	City of London Investment Group PLC[2] 77 Gracechurch Street London, England EC3MlLX	1,005,135	15.59%

Common Stock	Lazard Asset Management LLC[3] 30 Rockefeller Plaza 59th Floor New York, New York 10112	984,843	15.27%

Common Stock	Levin Capital Strategies, L.P.[4] One Rockefeller Center Plaza New York, New York 11579	470,794	7.30%

[1]	Because some or all of the shares attributed to CEDE & Co. may be held through the Depository Trust Company by City of London Investment Group PLC, Lazard Asset Management LLC and/or Levin Capital Strategies, L.P., the total percentage in this column may exceed 100%.

[2]	Information as to beneficial ownership of City of London Investment Group PLC is based on a report filed with the SEC on January 30, 2009.

[3]	Information as to beneficial ownership of Lazard Asset Management LLC is based on a report filed with the Securities and Exchange Commission (the “SEC”) on February 10, 2009.

[4]	Information as to beneficial ownership of Levin Capital Strategies, L.P. is based on a report filed with the SEC on January 20, 2009.

The following table sets forth the beneficial ownership of shares held by all directors, nominees and named executive officers of the Fund, individually and as a group.

Title of Class	Name and Address	Number of Shares and Nature of Ownership	Percent of Class*
Common Stock	The Rt. Hon. The Earl of Cromer (Nominee) Finsbury Dials 20 Finsbury Street London EC2Y 9AQ United Kingdom	3,160	0.04%

	Alexander Reid Hamilton P.O. Box 12343 General Post Office Hong Kong	651	0.01%

	Julian M.I. Reid Finsbury Dials 20 Finsbury Street London EC2Y 9AQ United Kingdom	632	0.01%

	John R. Rettberg 1 Beacon Street 18th Floor Boston MA, 02108 USA	——	——

	Simon J. Crinage (Nominee) Finsbury Dials 20 Finsbury Street London EC2Y 9AQ United Kingdom	——	——

	Michael J. James Finsbury Dials 20 Finsbury Street London EC2Y 9AQ United Kingdom	——	——

	Christopher D. Legg Finsbury Dials 20 Finsbury Street London EC2Y 9AQ United Kingdom	——	——

	Muriel Y.K. Sung 21st Floor, Chater House 8 Connaught Road Central Hong Kong	——	——

	All Directors and Officers as a Group*	4,443	0.07%

*	The holdings of each director, nominee and officer and the holdings of all directors, nominees and officers as a group does not exceed 1% of the Fund’s outstanding common stock.

PROPOSAL 1
ELECTION OF DIRECTORS

The Fund’s By-Laws provide that the Board shall be divided into three classes: Class I, Class II and Class III. The terms of office of the present directors in each class expire at the Annual Meeting in the year indicated upon the election and qualification of their respective successors: Class I, 2009, Class II, 2010 and Class III, 2011. At each subsequent annual election, directors that are chosen to succeed those whose terms are expiring will be identified as being in the same class and will be elected for a three-year term. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

The term of The Earl of Cromer will expire at the 2009 Annual Meeting of Stockholders. Mr. Crinage is being proposed for election as a Class I interested Director at the Meeting and, if elected, will waive his right to receive a fee. Persons named in the accompanying form of proxy intend in the absence of contrary instructions to vote all proxies for the election of The Earl of Cromer and Mr. Crinage to serve for a term expiring on the date on which the Annual Meeting of Stockholders is held in 2012, or until a successor is elected and qualified.

It is intended that all proxies received, unless otherwise indicated, will be voted “FOR” the election of the Nominees. The affirmative vote of a plurality of the shares present at the Meeting (at which a quorum is present) is required to elect the Nominees. The Board of Directors recommends that you vote “FOR” each Nominee.

The Board of Directors knows of no reason why the Nominees will be unable to serve. If the Nominees should become unable to serve, the proxies will be voted for the election of such person as may be designated by the Board of Directors to replace the Nominees.

The following table presents information concerning the Nominees and the current Board of Directors and Officers of the Fund. The information includes their positions and principal occupations during the last five years.

Name, Address and DOB	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director*	Other Directorships Held by Director
INDEPENDENT DIRECTORS OR NOMINEES
The Rt. Hon. The Earl of Cromer (Nominee) (June 3, 1946) Finsbury Dials 20 Finsbury Street London EC2Y 9AQ United Kingdom	Chairman and Class I Director	Three year term ends in 2009; Chairman and Director since 1994	Chairman of the Board of the Fund; Chief Executive Officer of Cromer Associates Limited (family business), Director of Schroder Asia Pacific Fund Limited (financial), London Asia Capital plc (financial), Pedder Street Asia Absolute Return Fund Limited (financial); Chairman of Japan High Yield Property Fund Limited (financial), China IPO Group Limited (financial) and Western Provident Association (insurance).	1	See Principal Occupation.
Alexander Reid Hamilton (October 4, 1941) P.O. Box 12343 General Post Office Hong Kong	Class II Director	Three year term ends in 2010; Director since 1994	Director of Citic Pacific Limited (infrastructure), China Cosco Holdings Company Limited (shipping); Esprit Holdings Limited (clothing retail), Shangri-La Asia Limited (hotels), Octopus Cards Limited (financial services) and China Central Properties Limited (property).	1	See Principal Occupation
Julian M.I. Reid (August 7, 1944) Finsbury Dials 20 Finsbury Street London EC2Y 9AQ United Kingdom	Class III Director	Three year term ends 2011; Director since 1998	Chief Executive Officer and Director of 3a Asset Management Limited (financial); Director and Chairman of Morgan’s Walk Properties Limited (property), Director and Chairman of Prosperity Voskhod Fund (financial); Director and Chairman of ASA Limited (financial) and Director of 3a Global Growth Fund Limited (financial).	1	Director and Chairman of The Korea Fund, Inc.
John R. Rettberg (September 1, 1937) 1 Beacon Street 18th Floor Boston MA, 02108 USA	Class II Director	Term ends in 2010; Director since 2008	Director of Enalasys (energy), Director of VLPS (lighting) and Trustee of J.P. Morgan Series Trust II. Formerly Corporate Vice President and Treasurer, Northrop Grumman Corporation (defense contractor).	1	See Principal Occupation

Name, Address and DOB	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director*	Other Directorships Held by Director
INTERESTED DIRECTOR NOMINEE
Simon J. Crinage (Nominee) (October 5, 1965) Finsbury Dials 20 Finsbury Street London EC2Y 9AQ United Kingdom	President and Class I Director Nominee	President since 2003**	Managing Director, J.P. Morgan Asset Management 2008 to present; Vice President, J.P. Morgan Asset Management 2000 to 2008.	1	None
OFFICERS WHO ARE NOT DIRECTORS
Michael J. James (May 11, 1967) Finsbury Dials 20 Finsbury Street London EC2Y 9AQ United Kingdom	Treasurer	Since 2006**	Vice President, J.P. Morgan Asset Management since September 2000.	N/A	N/A
Christopher D. Legg (March 12, 1982) Finsbury Dials 20 Finsbury Street London EC2Y 9AQ United Kingdom	Secretary	Since 2008**	Associate, J.P. Morgan Asset Management since 2008.	N/A	N/A
Muriel Y.K. Sung (September 25, 1966) 21st Floor, 8 Connaught Road Central, Hong Kong	Chief Compliance Officer	Since 2004**	Vice President, J.P. Morgan Asset Management since 2004.	N/A	N/A

*	JF China Region Fund, Inc. is the sole fund in the fund complex.

**	The officers of the Fund serve at the discretion of the Board.

The following table sets forth the dollar range of equity securities in the Fund beneficially owned by each Director and Nominee as of March 20, 2009.

Name of Director	Dollar Range of Equity Securities in the Fund [1]
INDEPENDENT DIRECTORS[2]
The Rt. Hon. The Earl of Cromer	$10,001 – 50,000
Alexander Reid Hamilton	$1 – 10,000
Julian M.I. Reid	$1 – 10,000
John R. Rettberg	None
INTERESTED DIRECTOR NOMINEE[3]
Simon J. Crinage	None

1	Valuation as of March 20, 2009.

2	“Independent Directors” is defined as those directors who are not “interested persons” within the meaning of Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”).

3	“Interested” is defined within the meaning of Section 2(a)(19) of the 1940 Act.

During the fiscal year ended December 31, 2008, the Board of Directors held a total of four meetings. All of the Independent Directors attended all the Board and Committee meetings (including committees other than the Audit Committee) for which they were eligible to attend.

The Board of Directors has an Audit Committee. The Audit Committee members are Messrs. Hamilton, Rettberg, Reid and The Rt. Hon. The Earl of Cromer. Each member of the Audit Committee is not an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act and is “independent”, as defined under Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “1934 Act”). The Audit Committee is exempt from the independence requirements of the New York Stock Exchange, Inc. (the “NYSE”) under Section 303A.00 of the NYSE Listing Standards because the Fund is a closed-end fund. The primary purpose of the Audit Committee is to assist the Board of Directors in monitoring the integrity of the financial statements of the Fund, the compliance by the Fund with legal and regulatory requirements, and the independence and performance of the Fund’s external independent registered public accounting firm. The Audit Committee met twice during the fiscal year ended December 31, 2008.

The Audit Committee meets with the Fund’s independent registered public accounting firm to review whether satisfactory accounting procedures are being followed by the Fund and whether internal accounting controls are adequate, to inform itself with regard to non-audit services performed by the independent registered public accounting firm (if any) and to review fees charged by the independent registered public accounting firm. The Audit Committee, comprised of all of the Independent Directors, also recommends to the Board of Directors the selection of the independent registered public accounting firm. The Fund’s Audit Committee Charter is available on the Fund’s website at www.jfchinaregion.com.

The Board of Directors also has a Management Engagement Committee. The Management Engagement Committee members are Messrs. Hamilton, Rettberg, Reid and The Rt. Hon. The Earl of Cromer. Each member of the Management Engagement Committee is not an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act. The Management Engagement Committee evaluates the investment performance of the Fund’s portfolio and considers the renewal of the Fund’s investment management contract, generally for an additional one-year period. The Management Engagement Committee met twice during the fiscal year ended December 31, 2008.

The Board of Directors has a Nominating Committee. The Nominating Committee members are Messrs. Hamilton, Rettberg, Reid and The Rt. Hon. The Earl of Cromer. Each member of the Nominating Committee is not an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act. The Nominating Committee is exempt from the independence requirements of the NYSE under Section 303A.00 of the NYSE Listing Standards because the Fund is a closed-end fund. The Nominating Committee is responsible for identifying individuals believed to be qualified to become Directors and recommending to the Board of Directors such nominees to stand for election at the Fund’s annual meeting of stockholders and to fill any vacancies on the Board. The Nominating Committee met once during the fiscal year ended December 31, 2008. The Fund’s Nominating Committee Charter is available on the Fund’s website at www.jfchinaregion.com.

The Fund’s Nominating Committee believes that it is in the best interest of the Fund and its stockholders to obtain highly qualified candidates to serve as members of the Board of Directors. The Nominating Committee has not established a formal process for identifying candidates where a vacancy exists on the Board. In nominating candidates, the Nominating Committee may take into consideration such factors as it deems appropriate. These factors may include judgment, skill, diversity, experience with investment companies and other organizations of comparable purpose, complexity, size and subject to similar legal restrictions and oversight, the interplay of the candidate’s experience with the experience of other Directors, and the extent to which the candidate would be a desirable addition to the Board and any committees thereof.

The Fund’s Nominating Committee will consider director candidates recommended by stockholders and submitted in accordance with applicable law and procedures as described in this Proxy Statement (see “Deadline For Stockholder Proposals” below).

The Fund does not have a formal policy regarding Board member attendance at the Annual Meeting of Stockholders. However, two of the Directors of the Fund then in office attended the May 8, 2008 Annual Meeting of Stockholders.

COMPENSATION OF DIRECTORS AND OFFICERS

The table below sets forth the compensation paid by the Fund to its Directors who received such compensation for the year ended December 31, 2008:

Name of Person, Position	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses*	Estimated Annual Benefits Upon Retirement*	Total Compensation From Fund and Fund Complex Paid to Directors
The Rt. Hon. The Earl of Cromer, Chairman and Director	$53,750	None	None	$53,750
Alexander Reid Hamilton, Director	$47,000	None	None	$47,000
Julian M.I. Reid, Director	$44,000	None	None	$44,000
John R. Rettberg, Director**	$14,500	None	None	$14,500
Total	$159,250	None	None	$159,250

*	The Directors of the Fund do not receive any pension or retirement benefits from the Fund or the Fund’s Investment Adviser.

**	Mr. Rettberg was elected by the Board as a Director on October 1, 2008.

The Directors’ compensation from the Fund consists solely of Directors’ annual fees and attendance fees. Each Director is paid an annual fee of $22,000 plus $3,000 per Board meeting attended, $3,000 per Audit Committee meeting attended and $3,000 per Management Engagement Committee meeting attended. The Chairman is paid an annual fee of $32,000 plus $3,000 per Board meeting attended, $3,000 per Audit Committee meeting attended and $3,000 per Management Engagement Committee meeting attended. The Audit Committee Chairman is paid an annual fee of $26,000 plus $3,000 per Board meeting attended, $3,000 per Audit Committee meeting attended and $3,000 per Management Engagement Committee meeting attended. The Directors’ actual expenses are reimbursed.

An officer of the Fund who is also an officer or employee of the Fund’s Investment Adviser receives no remuneration from the Fund. Since all officers of the fund are also officers or employees of the Fund’s Investment Advisor, none of the officers of the Fund received any compensation from the Fund for the year ended December 31, 2008.

THE BOARD OF DIRECTORS, INCLUDING ALL THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE NOMINEES AS DIRECTORS.

ADDITIONAL INFORMATION

AUDIT COMMITTEE REPORT

Notwithstanding anything to the contrary set forth in any of the Fund’s previous or future filings under the Securities Act of 1933, as amended, or the 1934 Act that might incorporate future filings made by the Fund under those statutes, the following report shall not be deemed to be incorporated by reference into any prior filings or future filings made by the Fund under those statutes.

1. Membership and Role of the Audit Committee

The Audit Committee consists of Mr. Alexander R. Hamilton, Mr. John R. Rettberg, Mr. Julian M.I. Reid and The Rt. Hon. The Earl of Cromer. The Audit Committee operates under a written charter adopted by the Board of Directors, which is available on the Fund’s website at www.jfchinaregion.com.

The primary purpose of the Audit Committee is to assist the Board of Directors in monitoring the integrity of the financial statements of the Fund, the compliance by the Fund with legal and regulatory requirements, and the independence and performance of the Fund’s external independent registered public accounting firm.

1.	Review of the Fund’s Audited Financial Statements for the year ended December 31, 2008

The Audit Committee has conducted specific oversight activities with respect to the Fund’s audited financial statements for the year ended December 31, 2008. The Audit Committee has also reviewed and discussed them with the Fund’s Investment Adviser. The Audit Committee has discussed with PricewaterhouseCoopers, LLP (“PwC”), the Fund’s independent registered public accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

At its meeting on February 25, 2009, the Audit Committee also received the written disclosures and the letter from PwC required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and the Audit Committee discussed the independence of PwC.

Based on the Audit Committee’s review and discussions noted above, the Audit Committee recommended to the Board that the audited financial statements for the year ended December 31, 2008 be included in the Fund’s annual report to shareholders required by Section 30(e) of the 1940 Act, and filed with the SEC as required by Rule 30d(1) under the 1940 Act.

Audit Committee
Alexander R. Hamilton, Chairman
The Rt. Hon. The Earl of Cromer
Julian M.I. Reid
John R. Rettberg

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PwC, located at 300 Madison Avenue, New York, New York 10017, has been recommended as the independent registered public accounting firm by a unanimous decision of the Audit Committee to audit the accounts of the Fund for and during 2009. This firm served as the independent registered public accounting firm of the Fund for 2008. The Board does not know of any direct or indirect financial interest of PwC in the Fund.

A representative of PwC will be present at the Meeting, will have the opportunity to make a statement if he or she desires to do so, and will be available to answer questions.

Set forth in the table below are audit fees and non-audit related fees billed to the Fund by PwC for professional services received during and for the Fund’s fiscal years ended December 31, 2007 and 2008, respectively. No fees were billed by PwC to the Fund’s Investment Adviser or its affiliates.

Fiscal Year Ended December 31	Audit Fees	Audit-Related Fees*	Tax Fees	All Other Fees
2007	$53,885	——	$5,600
2008	$55,000	——	$5,740	$9,408**

*	“Audit-Related Fees” are those fees billed to the Fund by PwC in connection with services reasonably related to the performance of the audit of the Fund’s financial statements.

**	“Other Fees” are those fees billed to the Fund by PwC in connection with non-recurring tax advice provided in connection with the 2007 spillback dividend and the 2008 excise tax dividend.

The Fund’s Audit Committee Charter requires the Audit Committee to pre-approve all audit and non-audit services to be provided by the independent registered public accounting firm to the Fund, and all non-audit services to be provided by the auditors to the Fund’s Investment Adviser and any service providers controlling, controlled by or under common control with the Fund’s Investment Adviser that provide on-going services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund. All of the audit, audit-related and tax services described above for which PwC billed the Fund for the fiscal years ended December 31, 2007 and December 31, 2008 were pre-approved by the Audit Committee.

For the Fund’s fiscal year ended December 31, 2008 PwC did not provide any non-audit services to the Fund’s Investment Adviser or to any affiliates thereof that provide services to the Fund.

THE INVESTMENT ADVISER

The Fund’s Investment Adviser is JF International Management, Inc., which was incorporated in the British Virgin Islands in 1992 and is registered as an investment adviser under the U.S. Investment Advisers Act of 1940, as amended. The Fund’s Investment Adviser’s principal address is 21st Floor, Chater House, 8 Connaught Road Central, Hong Kong.

THE ADMINISTRATOR

The Fund’s Administrator is J.P. Morgan Investor Services Co., whose address is 1 Beacon Street, 18th Floor, Boston, Massachusetts 02108, USA.

DEADLINE FOR STOCKHOLDER PROPOSALS

Stockholder proposals intended to be presented at the 2010 Annual Meeting of the Stockholders of the Fund must be received by December 14, 2009 to be included in the Proxy Statement. A stockholder seeking to have a proposal considered at the 2010 Annual Meeting where the proposal is not received by December 14, 2009, should notify the Fund no later than February 19, 2010. If notice is not received by February 19, 2010, then the persons appointed as proxies may vote on the proposal as they see fit notwithstanding that stockholders have not been advised of the proposal in the Proxy Statement. Any proposal submitted by stockholders must comply in all respects with the following: (1) the rules and regulations of the SEC; (2) the provisions of the Fund’s Amended Articles of Incorporation and Bylaws; and (3) Maryland law. The Fund expects the 2010 Annual Meeting will be held in May of 2010.

Stockholders may send communications to the Board of Directors via the Fund’s address at 1 Beacon Street, 18th Floor, Boston, Massachusetts 02108, USA in care of J.P. Morgan Investor Services Co. (the “Administrator”). All communications received from stockholders by the Administrator are forwarded to the Board or to the specified Board member, as the case may be, for consideration and response.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act requires the Fund’s Directors and officers, certain persons affiliated with the Fund’s Investment Adviser and persons who beneficially own more than 10% of a registered class of the Fund’s securities, to file reports of ownership and changes of ownership with the SEC, the NYSE and the Fund. Directors, officers and greater-than-10% shareholders are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms they file.

During 2008, all Section 16(a) forms that were furnished to the Fund were filed with the SEC in a timely manner. Based upon its review of written representations from certain of such persons, the Fund believes that during 2008 all such filing requirements applicable to such persons were met.

OTHER MATTERS

The Board of Directors of the Fund knows of no other matters to be presented for action at the Meeting other than those mentioned above; however, if any other matters properly come before the Meeting, it is intended that the persons named in the accompanying proxy will vote on such other matters in accordance with their judgment of the best interests of the Fund.

All proxies received will be voted in favor of all of the proposals unless otherwise directed therein.

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JF China Region Fund, Inc.

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Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	X

Annual Meeting Proxy Card

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A	Election of Directors — The Board of Directors recommends a vote FOR the nominees listed.

1. Nominee:	For	Withhold		For	Withhold

01 - The Rt. Hon. The Earl of Cromer	☐	☐	02 - Simon J. Crinage	☐	☐	+

B	Non-Voting Items

Change of Address — Please print new address below.	Comments — Please print your comments below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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<STOCK#>          011ZUB

Dear Stockholder,

Please take note of the important information enclosed with this Proxy Ballot. Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the box on this proxy card to indicate how your shares will be voted. Then sign and date, and return your proxy vote in the enclosed postage paid envelope. Your vote must be received prior to the Annual Meeting of Stockholders, May 14, 2009.

Thank you in advance for your prompt consideration of this matter.

Sincerely,

JF China Region Fund, Inc.

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — JF China Region Fund, Inc.

Proxy Solicited on Behalf of the Board of Directors

THE UNDERSIGNED STOCKHOLDER of JF China Region Fund, Inc. (the “Fund”) hereby appoints Helen Robichaud the lawful attorney and proxy of the undersigned with full power of substitution to vote, as designated below, all shares of Common Stock of the Fund which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on Thursday, May 14, 2009, at 10:00 a.m., at the offices of J.P. Morgan Asset Management, 245 Park Avenue, New York, New York 10167, and at any and all adjournments thereof with respect to the matters set forth below and described in the Notice of Annual Meeting and Proxy Statement dated April 3, 2009, receipt of which is hereby acknowledged, and any other matters arising before such Annual Meeting or any adjournment thereof.

Properly executed proxies will be voted (or the vote on such matters will be withheld on specific matters) in accordance with instructions appearing on the proxy. In the absence of specific instructions, proxies will be voted FOR the election of the nominees as directors and in the best discretion of the proxyholders as to any other matters. Please refer to the Proxy Statement for a discussion of the proposal.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.